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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

                        Date of Report: November 20, 1998
                        (Date of earliest event reported)

                             AVANIR PHARMACEUTICALS
             (Exact name of registrant as specified in its charter)

                                   CALIFORNIA
                 (State or other jurisdiction of incorporation)

        0-18734                                            33-0314804
(Commission File Number)                       (IRS Employer Identification No.)

              9393 Towne Centre Drive, San Diego, California 92121 (Address of principal executive offices) (Zip code)

                                 (619) 558-0364
               (Registrants telephone number, including area code)



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Item 5.  OTHER EVENTS


         On November 20, 1998, the Company's name changed from LIDAK Pharmaceuticals to AVANIR Pharmaceuticals and on November 30, 1998 the Company's securities began trading under the new symbol, AVNR, replacing the old symbol, LDAKA. The Company's Stock trades on Nasdaq National Market System.




                                   SIGNATURES


         Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                     AVANIR PHARMACEUTICALS

Date:  December 7, 1998              By: \s\ Gregory P. Hanson
                                     -------------------------------------------
                                     Gregory P. Hanson
                                     Vice President & Chief Financial Officer